Exhibit 10.2

MASTER REAFFIRMATION OF AND AMENDMENT TO COLLATERAL DOCUMENTS

This MASTER REAFFIRMATION OF AND AMENDMENT TO COLLATERAL DOCUMENTS (this “Master Reaffirmation”) is made as of June 26, 2019, by and among WILLDAN GROUP, INC., a Delaware corporation (the “Borrower”), the other parties executing this Master Reaffirmation under the heading “Debtors” (the Borrower and such other parties are collectively referred to herein as the “Debtors” and each individually as a “Debtor”), and BMO HARRIS BANK N.A., as administrative agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into that certain Credit Agreement dated as of October 1, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Prior Credit Agreement”), pursuant to which, among other things, the Lenders made certain loans and other financial accommodations to the Borrower, subject to the terms and conditions set forth therein;

WHEREAS, each of the Debtors has reviewed, consented to and executed various “Collateral Documents” (as defined in the Prior Credit Agreement) in connection with the Prior Credit Agreement, as set forth on Exhibit A hereto (collectively, the “Existing Collateral Documents”);

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend and restate the Prior Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of June 26, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement”), without constituting a novation;

WHEREAS, each Debtor shall derive both direct and indirect additional benefits from the loans and other financial accommodations (collectively, the “Loans”) made pursuant to or otherwise evidenced or governed by the Amended and Restated Credit Agreement;

WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that each Debtor enter into this Master Reaffirmation to acknowledge and agree that the Existing Collateral Documents, and the liens, security interests and guarantees granted and issued thereunder, secure and guaranty the Obligations, Hedging Liability, and Bank Product Obligations;

NOW, THEREFORE, in consideration of the premises set forth herein and to induce the Lenders to make the Loans pursuant to the Amended and Restated Credit Agreement, and to enter into and perform obligations under the Amended and Restated Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

SECTION 1.                                          AMENDMENTS TO THE EXISTING COLLATERAL DOCUMENTS.

1.01 All references in the Existing Collateral Documents to BMO Harris Bank N.A. as “Administrative Agent” (or words of similar import) shall be deemed to refer to BMO Harris Bank N.A. as Administrative Agent under the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Lenders” (or words of similar import), as applicable, shall be deemed to refer to the Lenders under the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Obligations,” “Hedging Liability,” “Bank Product Obligations”, as applicable, shall refer to, and for all purposes shall be deemed and construed to refer to, without limitation, the Obligations, Hedging Liability, and Bank Product Obligations, respectively, under the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Credit Agreement” (or words of similar import), as applicable, shall refer to, and for all purposes shall be deemed and construed to refer to, the Amended and Restated Credit Agreement. All references in the Existing Collateral Documents to the “Collateral Documents”, as applicable, shall refer to, and for all purposes shall be deemed and construed to refer to, the Collateral Documents, including, but not limited to, any Collateral Documents delivered in connection with the Amended and Restated Credit Agreement.

1.02. Schedules A through F of the Security Agreement are hereby amended by deleting such schedules in their entirety and substituting therefor the replacement schedules attached hereto as Exhibit B (such amended and substituted schedules, the “Amended Security Agreement Schedules”).

SECTION 2.                                          REAFFIRMATION.

Each Debtor, as debtors, grantors, pledgors, guarantors, mortgagors, assignors, as applicable, or in other similar capacities in which any such Debtor grants liens or security interests in its properties or otherwise act as accommodation parties or guarantors, as the case may be, in any case under the Existing Collateral Documents, hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each such Existing Collateral Document to which it is a party and, to the extent such Debtor granted liens on or security interests in any of its properties pursuant to any such Existing Collateral Documents as security for the Obligations under or with respect to the Prior Credit Agreement or the Amended and Restated Credit Agreement, any Hedging Liability and any Bank Product Obligations, each hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, Hedging Liability, and Bank Product Obligations, including, without limitation, all additional Obligations, Hedging Liability, and Bank Product Obligations resulting from the Amended and Restated Credit Agreement, in each case as if each reference in such Existing Collateral Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Amended and Restated Credit Agreement, any Hedging Liability and any Bank Product Obligations. Each Debtor hereby acknowledges receipt of a copy of the Amended and Restated Credit Agreement and hereby consents to the terms and conditions of the Amended and Restated Credit Agreement, subject to the limitations, if any, set forth therein, and each Debtor hereby acknowledges that each of the Existing Collateral Documents, as amended hereby, remains in

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full force and effect and is hereby ratified and confirmed. The execution of this Master Reaffirmation shall not operate as (i) a novation of any of the “Obligations,” “Hedging Liability,” “Bank Product Obligations,” “Secured Obligations,” or any other obligations, liability or indebtedness under the Prior Credit Agreement or the Amended and Restated Credit Agreement or the Existing Collateral Documents or (ii) a waiver of any right, power or remedy of the Administrative Agent, nor constitute a waiver of any provision of any of the Existing Collateral Documents.

SECTION 3.                                          MISCELLANEOUS.

3.01. This Master Reaffirmation shall be binding upon each Debtor and upon its respective successors and assigns and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

3.02. The Debtors hereby agree from time to time, upon reasonable request, by the Administrative Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or any Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Master Reaffirmation and the Existing Collateral Documents.

3.03. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof. All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

3.04. THIS MASTER REAFFIRMATION SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

3.05. Wherever possible, each provision of this Master Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Master Reaffirmation shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Master Reaffirmation.

3.06. This Master Reaffirmation represents the final agreement of the Debtors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the Debtors and the Administrative Agent on behalf of the Lenders.

3.07. This Master Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be

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deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Master Reaffirmation by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Master Reaffirmation.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, this Master Reaffirmation has been duly executed by each of the undersigned as of the day and year first set forth above.

“DEBTORS”

WILLDAN GROUP, INC.

By:	/s/ Thomas D. Brisbin
Name:	Thomas D. Brisbin
Title:	Chief Executive Officer

ELECTROTEC OF NY ELECTRICAL INC.
PUBLIC AGENCY RESOURCES
WILLDAN ENERGY SOLUTIONS
WILLDAN ENGINEERING
WILLDAN FINANCIAL SERVICES
WILLDAN HOMELAND SOLUTIONS
WILLDAN LIGHTING & ELECTRIC, INC.
WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA
WILLDAN LIGHTING & ELECTRIC OF
WASHINGTON, INC.
ABACUS RESOURCE MANAGEMENT COMPANY
INTEGRAL ANALYTICS, INC.
NEWCOMB ANDERSON MCCORMICK, INC.

By:	/s/ Thomas D. Brisbin
Name:	Thomas D. Brisbin
Title:	Chairman of the Board

GENESYS ENGINEERING, P.C.

By:	/s/ Rachel Seraspe
Name:	Rachel Seraspe
Title:	Vice President

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

LIME ENERGY CO.
LIME FINANCE, INC.
LIME ENERGY SERVICES CO.
ENERPATH INTERNATIONAL HOLDING COMPANY
ENERPATH SERVICES, INC.

By:	/s/ Thomas D. Brisbin
Name:	Thomas D. Brisbin
Title:	Chairman of the Board

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

ACKNOWLEDGED AND ACCEPTED as of the date first written above:

BMO HARRIS BANK N.A., as Administrative Agent

By:	/s/ Shahrokh Shah
Name: Shahrokh Shah
Title: Managing Director

[Signature Page to Master Reaffirmation of and Amendment to Collateral Documents]

List of Schedules and Exhibits Omitted pursuant to Item 601(a)(5) of Regulation S-K:

EXHIBIT A	—	Collateral Documents
EXHIBIT B	—	Amended Security Agreement Schedules
SCHEDULE A		—	Locations
SCHEDULE B		—	Other Names
SCHEDULE C		—	Intellectual Property Rights
SCHEDULE D		—	Real Estate Legal Descriptions
SCHEDULE E		—	Investment Property and Deposits
SCHEDULE F		—	Commercial Tort Claims